UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2012 (August 24, 2012)

AXION INTERNATIONAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Colorado	0-13111	84-0846389
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

180 South Street, Suite 104, New Providence, New Jersey	07974
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 542-0888

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01          Entry into a Material Definitive Agreement

On August 24, 2012, Axion International Holdings, Inc. (the “Company”) entered into a Note Purchase Agreement (the “Purchase Agreement”) with MLTM Lending, LLC (“MLTM”), Samuel Rose (“Rose”), Allen Kronstadt (“Kronstadt”) and the other investors identified on the signature page thereto (collectively with MLTM, Rose, and Kronstadt, the “Investors”). Pursuant to the terms of the Purchase Agreement, the Company issued and sold to the Investors an aggregate principal amount of $5,128,519.54 of the Company’s 8.0% convertible promissory notes (the “Notes”) which are initially convertible into shares of the Company’s common stock, no par value (the “Common Stock”), at a conversion price equal to $0.40 per share of Common Stock, subject to adjustment as provided on the terms of the Notes, and associated warrants (the “Warrants”) to purchase, in the aggregate, 12,821,302 shares of Common Stock, subject to adjustment as provided on the terms of the Warrants. In consideration for the issuance of the Notes and the Warrants, the Investors converted the aggregate principal amount outstanding, together with all accrued and unpaid interest, under the Company’s demand promissory notes which were issued by the Company to the Investors pursuant to the Memorandum of Understanding dated April 25, 2012, among the Company, Melvin Lenkin, an affiliate of MLTM, Rose and Kronstadt.

The Notes and the Warrants were offered and sold to the Investors in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated thereunder. The Investors are accredited investors as defined in Rule 501 of Regulation D promulgated under the Securities Act.

Under the terms of the Purchase Agreement, the Investors agreed to purchase up to an aggregate principal amount of $5,000,000 of additional Notes at one or more subsequent closings subject to the satisfaction of certain conditions to such closings. The Purchase Agreement provides that the board of directors of the Company (the “Board”) will create two new directorships following the initial closing on August 24, 2012 and that the Investors will have the right to designate two nominees to be appointed by the Board to fill such directorships, and if the Investors purchase an aggregate principal amount of $5,000,000 of additional Notes, the Board will create one new directorship and the Investors will have the right to designate one nominee to be appointed by the Board to fill such newly created directorship. The Investors agreed that the three newly created directorships will be reduced to two, and one of the Investor’s designees will resign from the Board, upon the occurrence of a Listing Event (as defined in the Purchase Agreement).

The Notes, including all outstanding principal and accrued and unpaid interest, are due and payable on the earlier of August 24, 2017 or upon the occurrence of an Event of Default (as defined in the Notes). The Company may prepay the Notes, in whole or in part, upon 60 calendar days prior written notice to the holders thereof. Interest accrues on the Notes at a rate of 8.0% per annum, payable during the first three years that the Notes are outstanding in shares of Common Stock, valued at the weighted average price of a share of Common Stock for the twenty consecutive trading days prior to the interest payment date, pursuant to the terms of the Notes. During the fourth and fifth years that the Notes are outstanding, interest that accrues under the Notes shall be payable in cash.

The Warrants are exercisable at an exercise price of $0.60 per share of Common Stock, subject to adjustment as provided for by the terms thereof, for a period commencing on the date of issuance and ending on the earlier to occur of the date that is (i) three years after the date upon which the weighted average price of a share of Common Stock for the 90 consecutive trading days prior to such date is at least $2.00 per share, and (ii) five years after the date on which the Note to which the applicable Warrant is related has been repaid in full.

In connection with the entry into the Purchase Agreement, pursuant to the terms thereof, on August 24, 2012, (i) the Company and the Investors entered into a Registration Rights Agreement pursuant to which the Company granted to the Investors certain demand and piggyback registration rights with respect to the registration of certain Company securities under the Securities Act and the rules and regulations promulgated thereunder, and (ii) the Company, Axion International, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Axion International”), and the Investors entered into a Security Agreement pursuant to which the Company and Axion International granted a security interest and lien in all of their assets and rights to the Investors to secure the Company’s obligations under the Notes.

Immediately prior to this financing, the Investors held approximately 4,450,000 shares of Common Stock, inclusive of approximately 2,750,000 shares of Common Stock issuable upon conversion of the Company’s 10% convertible preferred stock.

ITEM 2.03          Creation of a Direct Financial Obligation

The information set forth in Item 1.01 is incorporated by reference herein.

ITEM 3.02          Unregistered Sales of Equity Securities

The information set forth in Item 1.01 is incorporated by reference herein.

ITEM 9.01          Financial Statements and Exhibits

(d)	Exhibits

4.1	Form of Convertible Note issued by the Company in favor of the Investors or registered assigns

4.2	Form of Warrant to Purchase Common Stock issued by the Company in favor of the Investors or their permitted assigns

10.1	Note Purchase Agreement dated as of August 24, 2012, among the Company and the Investors

10.2	Security Agreement dated as of August 24, 2012, among the Company, Axion International and the Investors

10.3	Registration Rights Agreement dated as of August 24, 2012, among the Company and the Investors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 27, 2012	AXION INTERNATIONAL HOLDINGS, INC.

	By:	/s/ Donald W. Fallon
Donald W. Fallon
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

4.1	Form of Convertible Note issued by the Company in favor of the Investors or registered assigns

4.2	Form of Warrant to Purchase Common Stock issued by the Company in favor of the Investors or their permitted assigns

10.1	Note Purchase Agreement dated as of August 24, 2012, among the Company and the Investors

10.2	Security Agreement dated as of August 24, 2012, among the Company, Axion International and the Investors

10.3	Registration Rights Agreement dated as of August 24, 2012, among the Company and the Investors